SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002
                                                          ---------------


                               CYTOGEN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-14879                  222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)



600 College Road East, CN 5308, Princeton, NJ                           08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.     Other Events.

     On August 14, 2002, Cytogen Corporation (the "Company") issued a press release reporting that it was notified by the Nasdaq Stock Market Inc. ("Nasdaq") regarding the Company's non-compliance with the minimum closing bid price requirement relating to Cytogen Common Stock. The Company has 90 calendar days or until November 12, 2002 to regain compliance with the minimum bid price requirement of $1.00 per share.

     There can be no assurance that the Company will be able to maintain the listing of its Common Stock on Nasdaq National Market. Such delisting of its Common Stock could make it difficult for the Company to obtain future financing and materially adversely affect the trading in and price of the Common Stock.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

              Exhibit No.    Description
              -----------    -----------
                 99.1        Press release of the Company dated August 14, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Cytogen Corporation



                                                 By: /s/ Lawrence R. Hoffman
                                                     ---------------------------
                                                      Lawrence R. Hoffman,
                                                       Chief Financial Officer


Date:  August 19, 2002